Loans payable	12 Months Ended
Dec. 31, 2025
Disclosure of loans payable [Abstract]
Disclosure of loans payable [Text Block]	Loans
The Group has entered into several credit agreements with leading financial institutions through Patria Finance Ltd. ("PFL") as the counterparty and the Company as guarantor.
On December 1, 2023, PFL entered into an unsecured credit facility with Banco Santander S.A. for US$100.0 million. The credit facility carried interest of SOFR plus 2.6% per annual and had a maturity date of April 22, 2025. Upon maturity, the Group settled an outstanding amount of US$75.0 million. The facility was renewed as a revolving credit facility for a further three years (due in December 2028) carrying an annual interest rate of SOFR plus 2.5%. Total closed-end of US$181.5 million were made on the renewed credit facility with total repayments of US$133.3 million. The balance of US$48.2 million is outstanding on December 31, 2025.
On October 11, 2023, PFL entered into two standby letters of credit (SBLCs) with Mizuho Bank, Ltd. and Citibank, N.A., each for GBP 11.0 million (a total of GBP 22.0 million). The SBLCs charge an annual interest rate of 2.5% and have a maturity date of June 30, 2026. The Group has not drawn down on either SBLC as of December 31, 2025.
On January 31, 2024, PFL entered into two term loans with Mizuho Bank, Ltd. and Citibank, N.A., each for US$38.0 million (a total of US$76.0 million). Both term loans carry interest of SOFR plus 2.5% on an annual basis and each has a maturity date of January 31, 2027. During the period January 1, 2024, to December 31, 2024, the Group drew down US$76.0 million, which remains payable on December 31, 2025.
On March 8, 2024, PFL entered into a revolving credit facility with Banco Santander, S.A. for US$25.0 million. The credit facility carried interest of SOFR plus 2.5% per annum and had a maturity date of March 8, 2025. The Group drew down a total of US$48.0 million (US$23.0 million for 2025) and repaid US$48.0 million leaving the credit facility fully settled on the maturity date.
On August 21, 2023, Moneda Asset Management (MAM) entered into a working capital facility with Banco de Chile for CLP 5.0 billion (US$5.2 million). The credit facility carries interest of Tasa Bancária Nominal + 3.60%, per annum and matured on September 28, 2025. The facility was renewed on October 27, 2025, under the same conditions, expiring on September 27, 2026, with no drawdowns made on the available amount.
On December 6, 2024, the Group entered into a revolving credit facility with Mizuho Bank for the value of US$50.0 million. The facility carries interest of SOFR + 2.25% per annum with December 03, 2025, as maturity date. The maturity date of the revolving credit facility was extended to December 03, 2026. Total drawdowns of US$106.4 million (US$56.4 million for 2025) were made on the credit facility with total repayments of US$56.4 million. The balance of US$50.0 million is outstanding on December 31, 2025.
The following table presents the changes in the loans for the period ending December 31, 2025:

Balance as of	December 31, 2025	December 31, 2024
Opening balance at the beginning of the reporting period	227,971	—
Loans drawn	261,296	261,000
Loans acquired through a business combination with Nexus	—	95
Loans paid	(312,766)	(35,000)
Loan fees incurred	(1,573)	(3,636)
Loan fees amortization	1,584	2,004
Interest expense accrued	12,081	10,020
Interest paid	(13,742)	(6,502)
Cumulative translation adjustment	17	(10)
Closing balance at the end of the reporting period	174,868	227,971

Current	—	78,518
Non-current	174,868	149,453
Loans are initially measured at fair value less transaction costs and subsequently measured at amortized cost.
Covenants
According to the terms of the credit agreements, the Group shall comply with the following financial covenants, on an annual basis:
(i)To maintain a Total Debt ¹ to Fee Related Earnings (“FRE”) ² not exceeding 2.5:1.0; and
(ii)To maintain a minimum Assets Under Management (“AUM”) ³ of US$20,000 million.
¹ Total debt is comprised of all loan facilities from banks.
² Fee Related Earnings (“FRE”), is a performance measure used to assess our ability to generate profits from revenues that are measured and received on a recurring basis and not subject to future realizations. FRE is calculated as net revenue from management fees, net revenue from incentive fees, net revenue from advisory and other ancillary fees and related taxes, less personnel expenses, including rewards and bonus paid in cash, and general and administrative expenses, adjusted for amortization of brands, and amortization of placement agents’ fees, excluding the impacts of share-based incentive plan, consideration payable on post acquisition adjustments, transaction costs, and other nonrecurring expenses related to M&A or restructuring. Incentive fees are realized performance-based fees earned by certain funds when the returns for such funds surpass the relevant benchmark over a specified time horizon. Such incentive fees are included in FRE because they do not dependent on realization events from the underlying investments, although the amount of incentive fees may fluctuate based on the performance of the funds relative to the relevant benchmark.
³ AUM refers to the total capital funds managed by the Group plus the investments directly made by others in the invested companies when offered by the Group as co-investments. In general, the Group’s AUM equals the sum of (i) the fair value of the investments of each one of the funds and co-investments; and (ii) unfunded capital, which is the difference between committed and called capital. The Net asset value (“NAV”), equals total assets minus total liabilities. Committed capital corresponds to the amount which investors have agreed to contribute to an investment fund. Called capital corresponds to the portion of the committed capital called by the fund to make investments or cover expenses, such as management fees.
On December 31, 2025, and 2024, the Group was compliant with the stipulated financial covenants as stated above.